SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


                      DATE OF REPORT - July 25, 1995
                     (Date of Earliest Event Reported)


                            CHYRON CORPORATION
          (Exact name of registrant as specified in its charter)






      New York
(State or other jurisdiction
of incorporation)
        1-9014
(Commission File Number)

11-2117385
(I.R.S. Employer
Identification No.)



5 Hub Drive
Melville, New York 11747
(Address of principal executive offices)





Registrant's telephone number, including area code: (516) 845-2000



















Control in Registrant.

         On July 25, 1995, Pesa, Inc. a Delaware corporation ("Pesa") sold 49,414,732 shares of common stock ("Common Stock") of Chyron Corporation ("Chyron" or the "Company") to the entities listed below, for an aggregate purchase price of $24,719,071. Additionally, on July 25, 1995, Sepa Technologies, Ltd., a Georgia limited liability company ("Sepa"), and an affiliate of Pesa, sold 5,000,000 shares to the entities listed below for an aggregate purchase price of $2.6 million. On May 26, 1995, Pesa sold 10,000,000 shares of Chyron to CC Acquisition Company A, L.L.C., a Delaware limited liability company ("CCACA"), for an aggregate purchase price of $5,000,000.

          The sales were made pursuant to two agreements entered into on May 26, 1995. On May 26, 1995, CCACA, and CC Acquisition Company B, L.L.C., a Delaware limited liability company ("CCACB"), and an affiliate of CCACA, entered into a stock purchase agreement with Pesa (the "Pesa Agreement") pursuant to which (i) CCACA immediately acquired 10,000,000 shares of Chyron and (ii) CCACA and CCACB agreed to acquire an additional 49,414,732 shares. On May 26, 1995, CCACA also entered into a stock purchase agreement with Sepa (the "Sepa Agreement") pursuant to which CCACA agreed to acquire 5,000,000 shares of Chyron, and the voting rights and a right of first refusal to an additional 9,000,000 shares. CCACA and CCACB are collectively referred to herein as CCAC.

         On July 25, 1995, CCACA entered into an agreement, dated July 25, 1995 (the "Leubert Agreement"), between CCACA and Albert O.P. Leubert Ltd., a New York corporation ("Leubert"), pursuant to which CCACA was granted voting rights and a right of first refusal to acquire 300,000 shares of Common Stock, which shares were acquired by Leubert from Sepa and which reduced CCACA's right of first refusal to acquire shares of Common Stock, as set forth in the Sepa Agreement, from 9,000,000 to 8,700,000 shares.

         On July 25, 1995, CCACA and CCACB entered into an assignment and assumption agreement (the "Assignment Agreement") by and among CCACA, CCACB, WPG Corporate Development Associates IV, L.P., a Delaware limited partnership ("CDA"), WPG Corporate Development Associates IV (Overseas), L.P., a Cayman Islands exempt limited partnership ("CDAO"), WPG Enterprise Fund II, L.P., a Delaware limited partnership ("WPGII"), Weiss, Peck & Greer Venture Associates III, L.P., a Delaware limited partnership ("WPGIII"), Westpool Investment Trust plc., a public limited partnership organized under the laws of England ("WIT"), Lion Investments Limited, a limited company organized under the laws of England ("Lion") and Charles M. Diker (such individual together with CDA, CDAO, WPGII, WPGIII, WIT and Lion, the "WPG/Westpool Investor Group") and certain other persons (such persons together with the WPG/Westpool Investor Group, the "Assignees"), pursuant to which (i) CCACA assigned to the Assignees its rights under the Pesa Agreement to acquire 20,000,000 Shares, (ii) CCACA assigned its rights under the Sepa Agreement to acquire 5,000,000 shares of Common Stock, (iii) CCACA assigned its voting rights and its right of first refusal to acquire 5,400,000 of the 9,000,000 shares of Common Stock as set forth in the Sepa Agreement and the Leubert Agreement described above, and (iv) CCACB assigned its rights under the Pesa Agreement to acquire 17,648,840 shares of Common Stock. CCAC and the Assignees are collectively referred to herein as the Purchasers. The Purchasers utilized their own capital for these acquisitions.

         CDA, CDAO, WPGII, and WPGIII are affiliated entities of Weiss, Peck & Greer, L.L.C. ("Weiss, Peck & Greer"). Weiss, Peck and Greer is a private investment firm which manages in excess of $12 billion in public equities and fixed income securities for institutions and individuals and has a twenty-four year history as an investor of risk capital, having managed ten private equity and venture capital funds with $700 million in aggregate capital and over 200 investments.

         WIT and Lion are affiliated entities of Westpool Investment Trust plc. ("Westpool"). Westpool is a wholly owned subsidiary of London Merchant Securities plc., a company listed on the London Stock Exchange.

         Mr. Allan R. Tessler is the President and sole manager of CCACA and CCACB. Mr. Michael Wellesley-Wesley, Chairman and Chief Executive Officer of Chyron Corporation, is Vice President of CCACA and CCACB.

         The closing (the "Closing"), as contemplated by the Pesa
   Agreement and the Sepa Agreement occurred on July 25, 1995.
   Consequently, as of July 25, 1995 the following entities beneficially own the following shares:


                               Name of Owner
                              Number of
                                Shares (1)
       Date of
        Acquisition                            Percentage of
                              Beneficial
                               Ownership

      CCACA             10,000,000   May 26, 1995        11.4%   CCACB
11,765,892   July 25, 1995        13.4%   CDA                    17,770,615
July 25, 1995        20.3%   CDAO   4,285,120   July 25, 1995         4.9%
WPGII   4,415,557   July 25, 1995         5.1%   WPGIII   3,671,545
July 25, 1995         4.2%   WIT   6,984,311   July 25, 1995         8.0%
Lion   3,308,366   July 25, 1995         3.8%   C.M. Diker   1,470,382
July 25
      Total:   64,414,732           73.6%(1) Does not include 9,000,000
 shares for which the voting rights have
   been assigned to CCAC and the WPG/Westpool Investor Group.
         In connection with the aforementioned transactions, the Company entered into a Registration Rights Agreement with the Purchasers, dated as of July 25, 1995, pursuant to which the Purchasers have, under certain circumstances, demand and incidental (piggyback) registration rights with respect to the 64,414,732 shares of Common Stock acquired.

         On July 25, 1995, CCAC and the WPG/Westpool Investor Group, entered into a Stockholders' Agreement pursuant to which, the parties agreed, among other things, (i) that the Board would be constituted to have nine members (ii) that until such date as CCACA and CCACB collectively ceases to own beneficially 8% of the issued and outstanding shares of Common Stock, they shall have the right to nominate three members to the Board (the "CCAC Directors"), (iii) that until such date as the WPG/Westpool Investor Group cease to own beneficially 8% of the issued and outstanding shares of Common Stock, CDA, CDAO, WPGII, and WPGIII (collectively, the "WP Group") have the right to nominate one member to the Board, WIT and Lion (collectively, "WIT/Lion") have the right to nominate one member to the Board, and the WP Group and WIT/Lion shall together have the right to nominate one member to the Board (such three members are referred to as the "WP Group Directors"), (iv) that they would agree on who should serve as the three other directors, and
   (v) to vote or cause to be voted all of the shares of Common Stock of which such party is the beneficial owner in favor of the actions contemplated by (i), (ii), and (iii) above.

         On July 25, 1995, immediately after the Closing, a special meeting of the Board of Directors was held. At such meeting, the following actions were taken:

         (a) The resignations of Adolfo Nunez Astray, Alfred O.P.
                Leubert, and Miguel Moraga as Directors were accepted;

         (b) The Board was increased from seven to nine members;

         (c) Steven N. Hutchinson, Wesley W. Lang, Jr., Eugene M. Weber, Alan J. Hirschfield, and Sheldon D. Camhy were appointed as Directors;

         (d) John Servizio resigned as Chairman of the Board of Directors but remained a Director of the Company;

         (e) Michael Wellesley-Wesley was elected Chairman of the Board of Directors;

         (f) The Board appointed Michael Wellesley-Wesley as Chief Executive Officer;

         (g) The Board authorized Mr. Wellesley-Wesley to terminate
                Mr. Mark C. Gray as President and Chief Operating Officer;

         (h) The Board appointed Isaac Hersly as President and Chief Operating Officer;

         (i) The Board terminated Peter Lance as Secretary and he was replaced by Daniel DeWolf; and

         (j) The Board appointed the following Directors to the following committees:

             (1)  Audit Committee:

                (i)   Robert E. Mulcahy;
                (ii)  Alan J. Hirschfield; and
                (iii) Eugene M. Weber.

             (2)    Compensation and Stock Option Committee:

                (i)   Frederick D. Brown;
                (ii)  Sheldon D. Camhy; and
                (iii) Wesley W. Lang, Jr.


         Set forth below is a table setting forth the Directors of the Corporation as of July 25, 1995.

   Name of Director or
              Nominee        Date First Elected
              Director
      Frederick D. Brown              1971   Robert E. Mulcahy    1987
   John A. Servizio              1991   Michael Wellesley-Wesley
   May 26,
 1995 (1)   Alan J. Hirschfield
   July 25, 1995 (1)   Sheldon D. Camhy
 July 25, 1995 (1)   Steven N. Hutchinson   July 25, 1995 (2)
Wesley W. Lang, Jr.   July 25, 1995 (2)   Eugene M. Weber   July 25, 1995 (2)

   _________________
   (1) CCAC Director
   (2) WP Group Director

Item 7.  Financial Statements and Exhibits.

   Exhibit No.                      Document

   4.1             Registration Rights Agreement, dated July 25, 1995.
      4.2             Stockholders' Agreement, dated July 25, 1995.




        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



           CHYRON CORPORATION


                                    By:
                               Name:  Patricia Lampe
                               Title:    Chief Financial Officer
                                                       and Treasurer


         Date:   August 7, 1995

                       REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of the 25th day of July, 1995, by and between CHYRON CORPORATION, a New York corporation (the "Company"), and CC ACQUISITION COMPANY A, L.L.C., a Delaware limited liability company, CC ACQUISITION COMPANY B, L.L.C., a Delaware limited liability company, WPG CORPORATE DEVELOPMENT ASSOCIATES, IV, L.P., a Delaware limited partnership, WPG CORPORATE DEVELOPMENT ASSOCIATES IV (Overseas), L. P., a Cayman Islands exempted limited partnership, WPG ENTERPRISES FUND II, L.P., a Delaware limited partnership, WEISS, PECK & GREER VENTURE ASSOCIATES, III, L.P., a Delaware limited partnership, WESTPOOL INVESTMENT TRUST PLC, a public limited company organized under the laws of England, LION INVESTMENTS LIMITED, a limited company organized under the laws of England, CHARLES DIKER, MINT HOUSE NOMINEES LIMITED, PINE STREET VENTURES, L.L.C., a Delaware limited liability company, ISAAC HERSLY, ALAN I. ANNEX, ILAN KAUFTHAL, Z FOUR PARTNERS L.L.C., a Delaware limited liability company, and A.J.L. BEARE, (collectively, the "Purchasers").

                              R E C I T A L S

         WHEREAS, the Purchasers are purchasing 64,414,732 shares of the common stock, par value $.01 per share, of the Company (the "Shares") from Pesa, Inc., a Delaware corporation ("PESA"), pursuant to a Stock Purchase Agreement by and among CC Acquisition Company A, L.L.C., CC Acquisition Company B, L.L.C., and PESA, dated as of May 26, 1995 and pursuant to a stock purchase agreement by and among Sepa Technologies Ltd., Co., John A. Servizio, and CC Acquisition Company A, L.L.C., dated as of
May 26, 1995 (collectively, the "Stock Purchase Agreements");

         WHEREAS, it is in the best interests of the Company that the Stock Purchase Agreements be closed;

         NOW, THEREFORE, in consideration of the mutual premises, representations, warranties and conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

         a. Definitions and References. For purposes of this Agreement, in addition to the definitions set forth above and elsewhere herein, the following terms shall have the following meanings:

             (i) The term "Commission" shall mean the Securities and Exchange Commission and any successor agency.

             (ii)  The terms "register", "registered" and
         "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as herein defined) and the declaration or ordering of effectiveness of such registration statement or document.

             (iii) For purposes of this Agreement, the term
         "Registrable Stock" shall mean (i) the Shares, (ii) any shares of the common stock of the Company, par value $.01 per share (the "Common Stock") issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares, and (iii) any Common Stock issued by way of stock split of the Shares. For purposes of this Agreement, any Registrable Stock shall cease to be Registrable Stock when (w) a registration statement covering such Registrable Stock has been declared effective and such Registrable Stock has been disposed of pursuant to such effective registration statement, (x) such Registrable Stock is sold pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act, (y) such Registrable Stock has been otherwise transferred, no stop transfer order affecting such stock is in effect and the Company has delivered new certificates or other evidences of ownership for such Registrable Stock not bearing any legend indicating that such shares have not been registered under the 1933 Act, or
         (z) such Registrable Stock is sold by a person in a transaction in which the rights under the provisions of this Agreement are not assigned.

             (iv) The term "Holder" shall mean the Purchasers or any transferee or assignee thereof to whom the rights under this Agreement are assigned in accordance with the provisions of
         Section 11 hereof, provided that the Purchasers or such transferee or assignee shall then own Registrable Stock.

             (v) The term "1933 Act" shall mean the Securities Act of 1933, as amended.

             (vi) An "affiliate of such Holder" shall mean a person who controls, is controlled by or is under common control with such Holder, or the spouse or children (or a trust exclusively for the benefit of the spouse and/or children) of such Holder, or, in the case of a Holder that is a partnership, its partners.

             (vii) The term "Person" shall mean an individual, corporation, partnership, trust, limited liability company, unincorporated organization or association or other entity, including any governmental entity.

             (viii) The term "Requesting Holders" shall mean a Holder or Holders of in the aggregate of at least five (5) million shares of Registrable Stock.

             (ix) References in this Agreement to any rules, regulations or forms promulgated by the Commission shall include rules, regulations and forms succeeding to the functions thereof, whether or not bearing the same designation.

         b.  Demand Registration.

             (i) At any time after January 25, 1996, any Requesting Holders may make a written request to the Company (specifying that it is being made pursuant to this Section 2) that the Company file a registration statement under the 1933 Act (or a similar document pursuant to any other statute then in effect corresponding to the 1933 Act) covering the registration of Registrable Stock. In such event, the Company shall (x) within ten (10) days thereafter notify in writing all other Holders of Registrable Stock of such request, and (y) use its best efforts to cause to be registered under the 1933 Act all Registrable Stock that the Requesting Holders and such other Holders have, within twenty (20) days after the Company has given such notice, requested be registered. Unless a majority in interest of the Holders requesting to participate in such registration shall consent in writing, no other party, including the Company (but excluding another Holder), shall be permitted to offer securities in connection with such registration; provided, however, that this limitation shall not restrict or limit any registrations or rights to participate in any registration provided under or contained in the Registration Rights Agreement by and between the Company and Pesa, dated December 27, 1991.

             (ii) If the Requesting Holders intend to distribute the Registrable Stock covered by their request by means of an underwritten offering, they shall so advise the Company as a part of their request pursuant to Section 2(a) above, and the Company shall include such information in the written notice referred to in clause (x) of Section 2(a) above. In such event, the Holder's right to include its Registrable Stock in such registration shall be conditioned upon such Holder's participation in such underwritten offering and the inclusion of such Holder's Registrable Stock in the underwritten offering to the extent provided in this Section 2. All Holders proposing to distribute Registrable Stock through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters. Such underwriter or underwriters shall be selected by a majority in interest of the Requesting Holders and shall be approved by the Company, which approval shall not be unreasonably withheld; provided, that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders; and provided further, that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Stock of such Holder and such Holder's intended method of distribution and any other representation required by law or reasonably required by the underwriter.

             (iii) Notwithstanding any other provision of this Section
         2 to the contrary, if the managing underwriter of an underwritten offering of the Registrable Stock requested to be registered pursuant to this Section 2 advises the Requesting Holders in writing that in its opinion marketing factors require a limitation of the number of shares to be underwritten, the Requesting Holders shall so advise all Holders of Registrable Stock that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Stock that may be included in such underwritten offering shall be allocated among all such Holders, including the Requesting Holders, in proportion (as nearly as practicable) to the amount of Registrable Stock requested to be included in such registration by each Holder at the time of filing the registration statement; provided, that in the event of such limitation of the number of shares of Registrable Stock to be underwritten, the Holders shall be entitled to an additional demand registration pursuant to this
         Section 2. If any Holder of Registrable Stock disapproves of the terms of the underwriting, such Holder may elect to withdraw by written notice to the Company, the managing underwriter and the Requesting Holders. The securities so withdrawn shall also be withdrawn from registration.

             (iv) Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to effect a registration pursuant to this Section 2 during the period starting with the fourteenth day immediately preceding the date of an anticipated filing by the Company of, and ending on a date ninety (90) days following the effective date of, a registration statement pertaining to a public offering of securities for the account of the Company; provided, that the Company shall actively employ in good faith all reasonable efforts to cause such registration statement to become effective; and provided further, that the Company's estimate of the date of filing such registration statement shall be made in good faith.

             (v) The Company shall be obligated to effect and pay for a total of only four (4) registrations pursuant to this Section 2, unless increased pursuant to Section 2(c) hereof; provided, that a registration requested pursuant to this Section 2 shall not be deemed to have been effected for purposes of this Section 2(e), unless (i) it has been declared effective by the Commission,
         (ii) if it is a shelf registration, it has remained effective for the period set forth in Section 4(b), (iii) the offering of Registrable Stock pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the Commission (other than any such action prompted by any act or omission of the Holders), and (iv) no limitation of the number of shares of Registrable Stock to be underwritten has been required pursuant to Section 2(c) hereof.

         c. Incidental Registration. If at any time the Company determines that it shall file a registration statement under the 1933 Act (other than a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders) on any form that would also permit the registration of the Registrable Stock and such filing is to be on its behalf and/or on behalf of selling holders of its securities for the general registration of its common stock to be sold for cash, at each such time the Company shall promptly give each Holder written notice of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than forty (40) days from the date of such notice, and advising each Holder of its right to have Registrable Stock included in such registration. Upon the written request of any Holder received by the Company no later than twenty (20) days after the date of the Company's notice, the Company shall use its best efforts to cause to be registered under the 1933 Act all of the Registrable Stock that each such Holder has so requested to be registered. If, in the written opinion of the managing underwriter or underwriters (or, in the case of a non-underwritten offering, in the written opinion of the placement agent, or if there is none, the Company), the total amount of such securities to be so registered, including such Registrable Stock, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to the then current market value of such securities, or (ii) without otherwise materially and adversely affecting the entire offering, then the amount of Registrable Stock to be offered for the accounts of Holders shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the recommended amount; provided, that if securities are being offered for the account of other Persons as well as the Company, such reduction shall not represent a greater fraction of the number of securities intended to be offered by Holders than the fraction of similar reductions imposed on such other Persons other than the Company over the amount of securities they intended to offer.

         d. Obligations of the Company. Whenever required under Section 2 to use its best efforts to effect the registration of any Registrable Stock, the Company shall, as expeditiously as possible:

             (i) prepare and file with the Commission, not later than sixty (60) days after receipt of a request to file a registration statement with respect to such Registrable Stock, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such issue of Registrable Stock in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective as promptly as practicable thereafter; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to one counsel selected by the Requesting Holders copies of all such documents proposed to be filed, and (ii) notify each such Holder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

             (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred twenty (120) days or such shorter period which will terminate when all Registrable Stock covered by such registration statement has been sold (but not before the expiration of the forty (40) or ninety (90) day period referred to in Section 4(3) of the 1933 Act and Rule 174 thereunder, if applicable), and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

             (iii) furnish to each Holder and any underwriter of Registrable Stock to be included in a registration statement copies of such registration statement as filed and each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Stock owned by such Holder;

             (iv) use its best efforts to register or qualify such Registrable Stock under such other securities or blue sky laws of such jurisdictions as any selling Holder or any underwriter of Registrable Stock reasonably requests, and do any and all other acts which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Stock owned by such Holder; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph 4(d),
         (ii) subject itself to taxation in any such jurisdiction, or
         (iii) consent to general service of process in any such jurisdiction;

             (v) use its best efforts to cause the Registrable Stock covered by such registration statement to be registered with or approved by such other governmental agencies or other authorities as may be necessary by virtue of the business and operations of the Company to enable the selling Holders thereof to consummate the disposition of such Registrable Stock;

             (vi) notify each selling Holder of such Registrable Stock and any underwriter thereof, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act (even if such time is after the period referred to in Section 4(b)), of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances being made not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances being made not misleading;

             (vii) make available for inspection by any selling Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, in connection with such registration statement. Records or other information which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records or other information is necessary to avoid or correct a misstatement or omission in the registration statement, or (ii) the release of such Records or other information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each selling Holder shall, upon learning that disclosure of such Records or other information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records or other information deemed confidential;

             (viii) furnish, at the request of any Requesting Holder, on the date that such shares of Registrable Stock are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Stock is not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Stock becomes effective, (1) a signed opinion, dated such date, of the legal counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Requesting Holders as to such matters as such underwriters or the Requesting Holders, as the case may be, may reasonably request and as would be customary in such a transaction; and (2) a letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Requesting Holders and, if such accountants refuse to deliver such letter to such Holder, then to the Company (i) stating that they are independent certified public accountants within the meaning of the 1933 Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, and (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Requesting Holders may reasonably request and as would be customary in such a transaction;

             (ix) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Stock to be so included in the registration statement;

             (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the 1933 Act; and

             (xi) use its best efforts to cause all such Registrable Stock to be listed on the New York Stock Exchange and/or any other securities exchange on which similar securities issued by the Company are then listed, or traded on the National Association of Securities Dealers Automated Quotations System, if such listing or trading is then permitted under the rules of such exchange or system, respectively.

         The Company may require each selling Holder of Registrable Stock as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Stock as the Company may from time to time reasonably request in writing.

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof, such Holder will forthwith discontinue disposition of Registrable Stock pursuant to the registration statement covering such Registrable Stock until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Stock current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in Section 4(b)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(f) hereof to and including the date when each selling Holder of Registrable Stock covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof.

         e.  Holdback Agreement.

             (i) Restrictions on Public Sale by Holder. To the extent not inconsistent with applicable law, each Holder whose Registrable Stock is included in a registration statement agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the 1933 Act, during the fourteen (14) days prior to, and during the ninety (90) day period beginning on, the effective date of such registration statement (except as part of the registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering.

             (ii)  Restrictions on Public Sale by the Company and
         Others. The Company agrees (i) not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to, and during the ninety (90) day period beginning on, the effective date of any registration statement in which Holders are participating (except as part of such registration), if and to the extent requested by the Holders in the case of a non-underwritten public offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering; and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any securities convertible into or exchangeable or exercisable for such securities (other than pursuant to an effective registration statement) shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 under the 1933 Act.

         f. Expenses of Registration. All expenses incurred in connection with each registration pursuant to Sections 2 and 3 of this Agreement, excluding underwriters' discounts and commissions, but including, without limitation, all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), exchange listing fees or National Association of Securities Dealers fees, messenger and delivery expenses, all fees and expenses of complying with securities or blue sky laws, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one (1) counsel for the selling Holders shall be paid by the Company. The selling Holders shall bear and pay the underwriting commissions and discounts applicable to the Registrable Stock offered for their account in connection with any registrations, filings and qualifications made pursuant to this Agreement.

         g.  Indemnification and Contribution.

             (i) Indemnification by the Company. The Company agrees to indemnify, to the full extent permitted by law, each Holder, its officers, directors and agents and each Person who controls such Holder (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein (in case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company's compliance with Section 4(c) hereof. The Company will also indemnify any underwriters of the Registrable Stock, their officers and directors and each Person who controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided above with respect to the indemnification of the selling Holders.

             (ii) Indemnification by Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such Holder so furnished in writing by such Holder. Notwithstanding the foregoing, the liability of each such Holder under this Section 7(b) shall be limited to an amount equal to the initial public offering price of the Registrable Stock sold by such Holder, unless such liability arises out of or is based on willful misconduct of such Holder.

             (iii) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party, a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claims with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). Failure by such Person to provide said notice to the indemnifying party shall itself not create liability except to the extent of any injury caused thereby. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one (1) counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

             (iv) Contribution. If for any reason the indemnity provided for in this Section 7 is unavailable to, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties; and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

             The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

             If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section
         7.

          h. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder
(a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         i. Rule 144. The Company covenants that it will file the reports required to be filed by it under the 1933 Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder; and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Stock without registration under the 1933 Act within the limitation of the exemptions provided by
(a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         j. Transfer of Registration Rights. The registration rights of any Holder under this Agreement with respect to any Registerable stock may be transferred to any transferee of such Registrable Stock; provided that such transfer may otherwise be effected in accordance with applicable securities laws; provided further, that the transferring Holder shall give the Company written notice at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred; provided further, that such transferee shall agree in writing, in form and substance satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement; and provided further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by such transferee is restricted under the 1933 Act. Except as set forth in this Section 10, no transfer of Registrable Stock shall cause such Registrable Stock to lose such status.

         k.   Miscellaneous.

             (i) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement. Except for the Registration Rights Agreement by and between the Company and Pesa dated December 27, 1991, the Company has not previously entered into any agreement with respect to any of its securities granting any registration rights to any Person, other than agreements which by reason of lapse of time do not require the Company as a practical matter to register any securities for any Person.

             (ii) Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive (to the extent permitted by law) the defense in any action for specific performance that a remedy of law would be adequate.

             (iii) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of at least a majority of the Registrable Stock then outstanding affected by such amendment, modification, supplement, waiver or departure.

             (iv) Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement,, express or implied, is intended to confer upon any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

             (v) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed wholly within that state, without regard to the conflict of law rules thereof.

             (vi) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             (vii) Headings. The headings in this Agreement are used for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

             (viii) Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be delivered in person or by telecopy or by air courier guaranteeing no later than second business day delivery, directed to (a) the Company at the address set forth below its signature hereof or (b) to a Holder at the address therefor as set forth in the Company's records. Any party may change its address for notice by giving 10 days advance written notice to the other parties. Every notice or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, or on the date actually received, if sent by telecopy or overnight courier service, with receipt acknowledged.

             (ix) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

             (x) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

             (xi) Attorneys' Fees. In an action or proceeding brought to enforce any provision of this Agreement where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

             (xii) Enforceability. This Agreement shall remain in full force and effect notwithstanding any breach or purported breach of, or relating to, the Stock Purchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         CHYRON CORPORATION,


                         By:s/ John A. Servizio

                               Name:   John A. Servizio
                               Title:  CEO

                         5 Hub Drive
                         Melville, New York 11087
                         Attention:  Secretary

                         CC ACQUISITION COMPANY A, L.L.C.


                         By:s/ Michael Wellesley-Wesley

                               Name:  Michael Wellesley-Wesley
                               Title:    Vice President

                         CC ACQUISITION COMPANY B, L.L.C.


                         By:s/ Michael Wellesley-Wesley

                               Name:  Michael Wellesley-Wesley
                               Title:    Vice President

                         WPG CORPORATE DEVELOPMENT
                            ASSOCIATES IV, L.P.

                           By:  WPG PRIVATE EQUITY PARTNERS,
                                  L.P., its general partner


                                                   By:s/ Wesley W. Lang,
Jr.
                                Name:  Wesley W. Lang, Jr.
                                Title:  General Partner

                                               WPG CORPORATE DEVELOPMENT
                                               ASSOCIATES IV (OVERSEAS),
L.P.

                           By:  WPG CDA IV (OVERSEAS), LTD.,
                                  its general partner


                                                   By:s/ Wesley W. Lang,
Jr.
                                                   Name:  Wesley W. Lang,
Jr.
                                                   Title:  Director

                                              WPG ENTERPRISE FUND II,
L.P.

                           By:  WPG VENTURE PARTNERS III,
                                  L.P., its general partner


                                                  By:s/ Philip Greer

                                                       Name: Philip Greer
                               Title:  General Partner

                                              WEISS, PECK & GREER VENTURE
                                              ASSOCIATES III, L.P.

                           By:  WPG VENTURE PARTNERS III,
                                  L.P., its general partner

                                                   By:s/ Philip Greer

                                                        Name: Philip
Greer
                                                        Title:  General
Partner

                                             WESTPOOL INVESTMENT TRUST
PLC


                           By:s/ Wesley W. Lang, Jr.

                                                   Name:  Wesley W. Lang,
Jr.
                                                   Title:  Attorney-in-
Fact

                                             LION INVESTMENTS LIMITED


                         By:s/ Wesley W. Lang, Jr.

                                                      Name:  Wesley W.
Lang, Jr.
                               Title:  Attorney-in-Fact

                         Charles M. Diker

                         CHARLES M. DIKER

                         MINT HOUSE NOMINEES LIMITED


                         By:s/ Michael Wellesley-Wesley

                                                 Name:  Michael Wellesly-
Wesley
                                                 Title: Attorney-in-Fact

                         PINE STREET VENTURES, L.L.C.


                         By:s/ Michael Wellesly-Wesley

                                                 Name:  Michael Wellesly-
Wesley
                         Title: Attorney-in-Fact

                          s/ Michael Wellesly-Wesley  Attorney-in-Fact
                          ISAAC HERSLY

                         s/ Michael Wellesley -Wesley Attorney-in-Fact
                          ALAN I. ANNEX

                          s/ Michael Wellesley-Wesley  Attorney-in-
Fact

                          ILAN KAUFTHAL


                          Z FOUR PARTNERS L.L.C.

                         By: s/ Michael Wellesly-Wesley Attorney-in-
Fact
                               Name:  Michael Wellesly-Wesley
                               Title:  Attorney-in-Fact

                          s/ Michael Wellesly-Wesley Attorney-in-Fact

                          A.J.L. BEARE